UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 2, 2017

VSE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-3676 (Commission File Number)	54-0649263 (IRS Employer Identification Number)

6348 Walker Lane
Alexandria, VA	22,310
(Address of Principal Executive Offices)	(Zip Code)

(703) 960-4600
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

VSE CORPORATION

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting of Stockholders of VSE Corporation (the "Company") was held on May 2, 2017. At the annual meeting, the holders of 9,438,077 shares of the Company's common stock, which represents approximately 87.08% of the 10,838,435 outstanding shares entitled to vote as of the record date of March 20, 2017, were represented in person or by proxy. The four proposals voted on by the stockholders are described in more detail in the Company's definitive proxy statement dated April 4, 2017 and filed with the Securities and Exchange Commission on April 4, 2017.

Set forth below are the final voting results on the four proposals that were voted on by the stockholders at the annual meeting.

Proposal 1 - Election of Directors

With respect to the vote on the election of nine directors, each for a term of one year, to expire at the Company's 2018 annual meeting of stockholders, the "for" votes received by each director represented a minimum of approximately 97.8% of the total number of shares that were either voted at the meeting or for which the authority to vote for the proposed nominee was withheld. The final voting results were as follows:

Director	Votes Cast For	Votes Withheld	Broker Non-Votes
Ralph E. Eberhart	7,545,956	127,581	1,764,540
Maurice A. Gauthier	7,556,492	117,045	1,764,540
John C. Harvey	7,546,114	127,423	1,764,540
Clifford M. Kendall	7,514,104	159,433	1,764,540
Calvin S. Koonce	7,504,859	168,678	1,764,540
James F. Lafond	7,513,959	159,578	1,764,540
John E. Potter	7,546,239	127,298	1,764,540
Jack C. Stultz	7,546,096	127,441	1,764,540
Bonnie K. Wachtel	7,516,611	156,926	1,764,540

Proposal 2 - Ratification of Independent Registered Public Accounting Firm for the year ending December 31, 2017.

With respect to the vote to ratify the selection by the Company's audit committee of Ernst & Young LLP as the Company's independent registered accounting firm for the 2017 fiscal year, the "for" votes received represented approximately 99.2% of the shares voted at the meeting. The final voting results were as follows:

For	Against	Abstentions	Broker Non-Vote
9,363,350	46,060	28,667	N/A

Proposal 3 - Approval of the Company's Executive Officer Incentive Compensation Plan.

With respect to the vote to approve the Company's Executive Officer Incentive Compensation Plan, the "for" votes received represented approximately 97.0% of the shares present at the meeting, in person or by proxy, and entitled to vote. The final voting results were as follows:

For	Against	Abstentions	Broker Non-Vote
7,444,100	208,188	212,419	1,764,540

Proposal 4 - Non-Binding Advisory Vote on the Frequency of Advisory Votes to Approve the Company's Executive Compensation.

With respect to the non-binding advisory vote on the frequency of advisory votes to approve the Company's executive compensation, the option of "one year" received 85.4% of the votes cast and is considered to be the option recommended by the stockholders. The number of votes received for the options of one, two or three years, and the number of abstentions and broker non-votes, were as follows:

Votes For 1 Year Option	Votes For 2 Year Option	Votes For 3 Year Option	Abstentions	Broker Non-Vote
6,550,712	71,346	993,002	58,477	1,764,540

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VSE CORPORATION
(Registrant)

Date:	May 4, 2017	/s/ Thomas M. Kiernan
Thomas M. Kiernan
Vice President, General Counsel and Secretary